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                                                                   Exhibit 10.15



                                    EXHIBIT C

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT dated __________, 200__ is entered into by and between D. Bradly Olah, a resident of the State of Minnesota (the "Pledgor") and Active IQ Technologies, Inc., a Minnesota corporation (the "Pledgee").

         WHEREAS, Pledgor and Pledgee have entered into that certain Stock Option Agreement (the "Option Agreement") dated January 7, 2002, pursuant to which Pledgor was granted an option to purchase up to 500,000 shares of Pledgee's common stock;

         WHEREAS, Pledgor has borrowed from Pledgee the sum of $_______ to purchase shares of Pledgee's common stock in connection with the Option Agreement;

         WHEREAS, Pledgee's loan to Pledgor is evidenced by Pledgor's promissory note of even date herewith (the "Note"); and

         WHEREAS, the terms and conditions of the Option Agreement provide that Pledgor shall secure any loan issued in connection with an exercise under the Option Agreement with an interest in the securities purchased with the loan proceeds.

         NOW, THEREFORE, in order to secure payment of the Note, and any and all amounts that may become owing thereunder (the "Obligations"), and in consideration of the premises and the mutual covenants of the parties hereinafter set forth, it is agreed:

         1. Pledge. As collateral for the payment of the Obligations, Pledgor hereby grants a security interest to Pledgee and deposits with Pledgee (accompanied by a Medallion guaranteed stock power executed in blank) 500,000 shares of common stock of Active IQ Technologies, Inc. issued to Pledgor bearing certificate number(s) ______ (which shares shall hereinafter be referred to as the "Pledged Stock") and agrees to perform the obligations set forth herein. The Pledged Stock shall be held and disposed of pursuant to the terms of this Agreement.

         2. Further Assurances. Pledgor agrees at any time, and from time to time, to execute such other instruments as Pledgee may reasonably request to establish, maintain, and perfect the security interest in the Pledged Stock conveyed by this Agreement.

         3. Rights of Pledgor. Prior to the occurrence of an Event of Default:

                  (a) Pledgor shall have the right to exercise all voting and other powers pertaining to the Pledged Stock for all purposes;

                  (b) All dividends or other distributions with respect to the Pledged Stock shall be payable to Pledgor; provided, however, that following an Event of Default, Pledgor shall have no right to dividends or other distributions with respect to the Pledged Stock.

         4. Representations and Warranties. Pledgor represents and warrants as follows:

                  (a) Pledgor has good and marketable title to the Pledged Stock, free and clear of all security interests, liens, and encumbrances, except the security interest granted hereunder and will defend the Pledged Stock against all claims or demands of all persons other than the Pledgee.

                  (b) Pledgor will not sell or otherwise dispose of any Pledged Stock or any interest therein without the prior written consent of the Pledgee;




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                  (c) Pledgor will keep the Pledged Stock free and clear of all security interests, liens, and encumbrances, except the security interest granted hereunder.

         5. Adjustment. In the event that during the term of this Agreement any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Pledgee, all new, substituted, and additional shares, or other securities issued by reason of original issuance of the Pledged Stock shall be subject to the terms of this Agreement in the same manner as, and as a part of, the Pledged Stock.

         6. Termination. Upon full performance of all of the Obligations, Pledgee shall transfer to Pledgor all of the Pledged Stock and deliver any assignments separate from certificate for cancellation, and all rights received by Pledgee under this Agreement shall terminate.

         7. Events of Default. An event of default under this Agreement ("Event of Default") shall occur when an Event of Default shall occur under the Note or when Pledgor shall fail to observe or perform any covenant or agreement herein binding on Pledgor as set forth in the Option Agreement, this Agreement or the Note; provided, however, that as to any default due to failure to observe or perform any covenant or agreement hereunder, Pledgor shall have thirty (30) days from the date of written notice by Pledgee of such default to cure such default.

         8. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Pledgee may exercise any one or more of the following rights or remedies: (a) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (b) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Pledged Stock privately to purchasers who will agree to take the Pledged Stock for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on any certificates representing the Pledged Stock, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933, as amended, and if notice to Pledgor of any intended disposition of the Pledged Stock or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action; or (d) exercise or enforce any or all other rights or remedies available to Pledgee by law or agreement against the Pledged Stock, against Pledgor or against any other person or property.

         9. Application of Proceeds. The proceeds of any sale of all or a part of the Pledged Stock shall be applied as follows:

                  (a) First, to the payment of all costs and expenses incurred by Pledgee in enforcing Pledgee's rights under this Agreement, including without limitation, the fees of attorneys or other agents employed by Pledgee in connection therewith;

                  (b) Second, to the payment of all of the Obligations;

                  (c) Third, any surplus remaining after application of the proceeds pursuant to subsections (a) and (b) above shall be paid to Pledgor or the successors or assigns thereof.

Pledgor shall remain liable to Pledgee for any deficiency.



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         10. Miscellaneous. The parties agree as follows:

                  (a) No waiver of any of the provisions or conditions of this Agreement shall be effective unless such waiver is in writing and signed by the party claimed to have given, or consented to, such waiver;

                  (b) No failure on the part of Pledgee to exercise, and no delay on the part of Pledgee in exercising, any right, power, or remedy pursuant to this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by Pledgee of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies herein provided are cumulative and shall not be exclusive of any other remedies provided by law or agreement;

                  (c) The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective legal representatives, successors, and assigns of the parties; provided, however, that Pledgor may not assign this Agreement or Pledgor's obligations, duties, or liabilities hereunder without the express prior written consent of Pledgee;

                  (d) This Agreement is delivered and is intended to be performed in the State of Minnesota and should be construed and enforced in accordance with the laws of such state (without regard to laws governing the conflict of laws);

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument;

                  (f) This Agreement may not be amended except by written agreement executed by all parties hereto;

                  (g) If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby;

                  (h) All representations and warranties contained in this Agreement shall survive the execution, delivery, and performance of this Agreement and any other documents or instruments executed or delivered in connection with or pursuant to any of the foregoing.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         PLEDGOR:


                                         ---------------------------------------
                                         D. Bradly Olah


                                         ACTIVE IQ TECHNOLOGIES, INC.


                                         By:
                                             -----------------------------------

                                         Its:
                                              ----------------------------------




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